UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report: September 12, 2008 (Date of earliest event reported: September 12, 2008 )
LAZY DAYS’ R.V. CENTER, INC. (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
Florida (State or other jurisdiction of incorporation)	333-114210 (Commission File Number)	59-1764794 (IRS Employer Identification No.)
6130 Lazy Days Boulevard Seffner, Florida 33584-2968 (Address of Principal Executive Offices, including Zip Code)
(800) 626-7800 (Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

     On September 12, 2008, Lazy Days’ R.V. Center, Inc. (the “Company”) delivered a Notice of Repurchase of Notes Pursuant to a Free Cash Flow Offer at the Option of the Holder dated September 12, 2008 (the “Notice”) pursuant to its Indenture between the Company and The Bank of New York, as Trustee, dated May 14, 2004.  A copy of the Notice is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

     99.1 Notice of Repurchase of Notes Pursuant to a Free Cash Flow Offer at the Option of the Holder dated September 12, 2008.

     The information in this Current Report on form 8-K, including the attached exhibit, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be set forth by specific reference in such filing.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 12, 2008

LAZY DAYS’ R.V. CENTER, INC.

By:          /s/ Randy Lay__________________
Name:     Randy Lay
Title:       Chief Financial Officer